Rule 497(e)

Registration No. 002-23727

The GAMCO Mathers Fund (the “Fund”)

Supplement dated February 24, 2016, to the Class AAA Prospectus dated April 30, 2015

On February 23, 2016, the Fund’s Board of Trustees approved a change in the Fund’s non-fundamental policy relating to short sales. Therefore, effective immediately, the following changes are in effect:

The fourth paragraph under the “Principal Investment Strategies” sub-section in the “Summary of the Fund” section and the fourth paragraph under the “Investment Objective, Investment Strategies, and Related Risks” section are replaced with the following:

“The Fund may make short sales of equity securities, including exchange-traded funds (“ETFs”), in amounts of up to 90% of the value of the Fund’s net assets as determined at the time of the short sale. A short sale is a transaction in which the Fund sells a security which it does not then own in order to profit from the potential decline in the market price of that security. When the Fund sells a stock short, it is obligated to subsequently purchase that stock for delivery. The Fund will realize a gain if the stock purchase price is less than the price when it was sold short, and will realize a loss if the purchase price of the stock is greater than the price when it was sold short.”

The following is added under the “Principal Risks” sub-section in the “Summary of the Fund” section and to page 11 under the “Investment Objective, Investment Strategies, and Related Risks” section:

•	“Rising Stock Market Risk. During periods when the Fund is short stock(s) in a rising market, the risk of loss will be greater than in a declining stock market. Over time stock markets have risen more often than they have declined.”

The following replaces “Short Sale Risk” under the “Principal Risks” sub-section in the “Summary of the Fund” section and on page 11 under “Investment Objective, Investment Strategies, and Related Risks” section:

•

“Short Sale Risk. The Fund will incur a loss if it sells a security short and the price of the security rises rather than falls. Short sales expose the Fund to the risk that it may have to buy back the security sold short (also known as “covering” the short position) at a time when the security is at a higher price than it was when it was sold short. This will result in a loss to the Fund. The Fund’s investment performance may also be suffer if it is required to close out a short position earlier than it had intended. In addition, the Fund may be subject to expenses related to short sales that are not associated with investing in securities directly, such as the cost of borrowing securities sold short and margin account maintenance costs associated with the Fund’s open short positions. These expenses will negatively impact the performance of the Fund. Short positions introduce more risk to the Fund than long positions (purchases) because the maximum loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs. There is no maximum price limit for a security sold short. Therefore, in theory, securities sold short have unlimited risk of loss.”

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERNCE

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